                                                                    EXHIBIT 99.2




                GULF SOUTH MEDICAL SUPPLY, INC. AND SUBSIDIARIES

                  PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)


The following unaudited pro forma combined balance sheet as of September
30, 1996 and pro forma combined statements of operations for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996 of Gulf South Medical Supply, Inc. ("Gulf South") give effect to the December 26, 1996 purchase of all of the outstanding stock of Gateway Healthcare Corporation ("Gateway"). The pro forma combined financial statements have been prepared by management of Gulf South based upon the historical financial statements of Gulf South and the adjustments and assumptions in the accompanying notes to the pro forma combined financial statements.

The pro forma combined statements of operations for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996 set forth the effects of Gulf South's purchase of Gateway as if it had been consumated on January 1, 1994.

These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the purchase had been in effect on the dates indicated or which may be obtained in the future. The pro forma combined financial statements should be read in conjunction with the financial statements and notes of Gulf South included in its annual report on Form 10-K for the year ended December 31, 1995.

               GULF SOUTH MEDICAL SUPPLY, INC. AND SUBSIDIARIES
                      PRO FORMA COMBINED BALANCE SHEETS
                              September 30, 1996
                     (in thousands, except share amounts)

                                                     Gulf South   Pro Forma  (2)  Gulf South
                                                     Historical   Adjustments     Pro Forma
                                                     -----------  -----------     ---------
ASSETS
Current assets:
      Cash and cash equivalents                        $ 78,578     $(37,518)(3)  $ 41,060
      Trade accounts receivable                          37,080       10,906        47,986
      Inventories                                        22,983        4,928        27,911
      Prepaid expenses and other                          1,404           61         1,465
      Deferred income taxes                                 664          875         1,539
                                                       --------     --------      --------
      Total current assets                              140,709      (20,748)      119,961

Property and equipment, net                               2,628        1,139 (4)     3,767

Other assets:
      Goodwill                                            4,395       27,624 (6)    32,019
      Deferred income taxes                                --          2,900         2,900
      Other assets                                        3,951           53         4,004
                                                       --------     --------      --------
      Total assets                                     $151,683     $ 10,968      $l62,651
                                                       ========     ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Trade accounts payable                           $  8,617     $  5,331      $ 13,948
      Accrued expenses and other current liabilities        795        5,152 (7)     5,947
      Accrued integration expenses                         --          3,677         3,677
                                                       --------     --------      --------
      Total current liabilities                           9,412       14,160        23,572

Stockholders' equity:
Preferred stock, $.0l par value:
  Authorized shares -- 1,000,000
  Issued and outstanding shares -- none                    --           --            --
Common stock, $.0l par value:
  Authorized shares -- 30,000,000
  Issued and outstanding shares -- 16,264,923               162         --             162
 Paid-in capital                                        115,679         --         115,679
Retained earnings                                        26,430       (3,192)       23,238
                                                       --------     --------      --------
      Total stockholders' equity                        142,271       (3,192)      139,079
                                                       --------     --------      --------
 Total liabilities and stockholders' equity            $151,683     $ 10,968      $162,651
                                                       ========     ========      ========

                GULF SOUTH MEDICAL SUPPLY, INC. AND SUBSIDIARIES
                 PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31,1995
                                 (in thousands)

                                                Gulf South      Pro Forma (5)        Gulf South
                                                Historical       Adjustments          Pro Forma
                                               -----------------------------         -----------
Net sales                                      $   130,094     $    47,737         $   177,831
Cost of sales                                       97,973          37,724             135,697
                                               ---------------------------         -----------
Gross profit                                        32,121          10,013              42,134
Selling, general and administrative expenses        18,418          10,016 (4),(6)      28,434
                                               ---------------------------         -----------
Operating income                                    13,703              (3)             13,700
Interest expense                                      (199)         (2,698)(7)          (2,897)
Interest income                                        163            (163)(7)            --
Other income                                          --                74                  74
                                               ---------------------------         -----------
Income before income taxes                          13,667          (2,790)             10,877
Income tax (expense) benefit                        (5,507)            840 (8)          (4,667)
                                               ---------------------------         -----------
Net income                                     $     8,160     $    (1,950)        $     6,210
                                               ===========================         ===========
Net income per share                           $      0.58                         $      0.44
                                               ===========================         ===========

                GULF SOUTH MEDICAL SUPPLY, INC. AND SUBSIDIARIES
                 PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31,1994
                                 (in thousands)

                                                Gulf South Pro Forma (5)     Gulf South
                                                Historical  Adjustments       Pro Forma
                                                -----------------------      ----------
Net sales                                       $  92,151   $  33,216         $ 125,367
Cost of sales                                      68,122      26,436            94,558
                                                ---------------------         ---------
Gross profit                                       24,029       6,780            30,809
Selling, general and administrative expenses       13,913       7,476 (4),(6)    21,389
                                                ---------------------         ---------
Operating income                                   10,116        (696)            9,420
Interest expense                                     (629)     (2,620)(7)        (3,249)
Interest income                                       186        (186)(7)          --
Other income                                         --           107               107
                                                ---------------------         ---------
Income before income taxes and
  extraordinary item                                9,673      (3,395)            6,278
Income tax (expense) benefit                       (3,877)      1,019 (8)        (2,858)
                                                ---------------------         ---------
Income before extraordinary item                    5,796      (2,376)            3,420
Extraordinary item                                   --           544               544
                                                ---------------------         ---------
Net income                                      $   5,796   $  (1,832)        $   3,964
                                                =====================         =========
Net income per share                            $    0.45                     $    0.30
                                                =====================         =========

                GULF SOUTH MEDICAL SUPPLY, INC. AND SUBSIDIARIES
                 PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30,1996
                                 (in thousands)

                                               Gulf South Pro Forma (5)         Gulf South
                                               Historical  Adjustments          Pro Forma
                                               -----------------------          ---------
Net sales                                      $ 130,980    $  52,979           $ 183,959
Cost of sales                                    100,217       42,390             142,607
                                               ----------------------           ---------
Gross profit                                      30,763       10,589              41,352
Selling, general and administrative expenses      17,532       10,914 (4),(6)      28,446
                                               ----------------------           ---------
Operating income                                  13,231         (325)             12,906
Interest expense                                    (219)      (1,720)(7)          (1,939)
Interest income                                      962         (499)(7)             463
Other income                                        --             26                  26
                                               ----------------------           ---------
Income before income taxes                        13,974       (2,518)             11,456
Income tax (expense) benefit                      (5,309)         768 (8)          (4,541)
                                               ----------------------           ---------
Net income                                     $   8,665    $  (1,750)          $   6,915
                                               ======================           =========
Net income per share                           $    0.57                        $    0.46
                                               ======================           =========

                GULF SOUTH MEDICAL SUPPLY, INC. AND SUBSIDIARIES

               NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                (in thousands)


1. Effective December 26, 1996, Gulf South Medical Supply, Inc. purchased all of the outstanding stock of Gateway Healthcare Corporation ("Gateway") for $26,077, including transaction cost of $756, in a transaction accounted for as a purchase. The purchase price was funded with notes to the selling shareholders of which $20,321 were paid January 2, 1997. The remaining $5,000 in notes are being held in escrow and are to be paid in accordance with the Gateway Stock Purchase Agreement.

2. The pro forma adjustments to the Consolidated Balance Sheet as of September 30, 1996 include the following purchase accounting adjustment to reflect Gateway's assets and liabilities at their estimated fair values as December 26, 1996:

         Cash                                         $     24
         Accounts receivable                            10,906
         Inventories                                     4,928
         Prepaid                                            61
         Deferred income taxes                             875
         Property and equipment                            690
         Goodwill                                       29,561
         Deferred income taxes                           2,900
         Other assets                                       53
         Notes payable                                 (11,465)
         Accounts payable                               (5,331)
         Accrued exit integration expense               (3,677)
         Accrued expenses                               (3,448)
                                                      --------
                                                      $ 26,077
                                                      ========

    The pro forma adjustments reflected in the pro forma Consolidated Statements of Operations for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996 as described in notes 3, 4, 6 and 7 reflect the effects of the transaction as if it had been recorded in the earliest year presented.

3. The pro forma adjustments to cash and cash equivalents as of September 30, 1996 assumes that Gateway's purchase price and related transaction costs totaling $26,077 and Gateway's existing notes payable and long-term debt totaling $11,465 were funded from Gulf South's and Gateway's existing cash and cash equivalents.

4. The pro forma adjustment to property and equipment includes a write-down of $454 to its estimated fair value resulting in pro forma adjustments to decrease depreciation expense of $163 for the years ended December 31,1995 and 1994, respectively, and $123 for the nine months ended September 30, 1996.

5. The effects on income and expenses of the pro forma adjustments of Gateway's income and expense for the periods presented are as follows:

                                                                             Nine Months
                                                                               ended
                                        Year ended December 31              September 30
                                         1995            1994                   1996
                                       ------------------------             ------------
Net sales                              $47,737          $33,216               $52,979
Cost of sales                           37,724           26,436                42,390
                                       ------------------------               -------
Gross profit                            10,013            6,780                10,589
Selling, general and
administrative expenses                  9,475            6,653               10,542
Operating income                           538              127                   47
Interest expense                          (527)            (488)                (742)
Other income                                74              107                   26
                                       ------------------------               -------
Income (loss) before taxes and
extraordinary item                          85             (254)                (669)
Income taxes                                 -                -                    -
                                       ------------------------               -------
Income before extraordinary
item                                        85             (254)                (669)
Extraordinary item                           -              544                    -
                                       ------------------------               -------
Net income (loss)                      $    85          $   290               $ (669)
                                       ========================               =======

6. The pro forma adjustments to selling, general and administrative expense include amortization expense of $985 for the years ended December 31, 1995 and 1994, respectively, and $739 for the nine months ended
    September 30, 1996 resulting from the goodwill on the Gateway purchase being amortized on a straight-line basis over 30 years and the reduction of Gateway's amortization expense of $281 and $247 for the years ended December 31, 1995 and 1994, respectively, and $244 for the nine months ended September 30, 1996 for the elimination of Gateway's existing goodwill through the purchase accounting adjustment.

7. The pro forma adjustments to interest income includes the reduction of Gulf South's cash and cash equivalents for the period from June 12 through September 30, 1996. For the period from January 1, 1994 through June 11, 1996, the pro forma effect of the Gateway purchase was to eliminate cash and cash equivalents and to increase borrowings under the revolving credit agreement at Gulf South's borrowing rate thus reducing interest income and increasing interest expense for that period. The pro forma adjustments reflect decreased interest income of $163 and $186 for the years ended December 31,1995 and 1994, respectively, and $499 for the nine months ended September 30, 1996. The pro forma adjustments also reflect increased interest expense of $2,171 and $2,132 for the years ended December 31,1995 and 1994, respectively, and $978 for the nine months ended September 30, 1996.

8. The pro forma effective income tax rate increased to 43.9% and 42.9% for the years ended December 31, 1995 and 1994, respectively, and 39.6% for the nine months ended September 30, 1996 because of the non-deductibility for income tax purposes of a portion of the goodwill amortization applicable to the Gateway purchase.